UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2018

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐ Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2018, SB Financial Group, Inc. (the “Company”) upon the recommendation of the Governance and Nominating Committee, appointed Tom R. Helberg to serve as an independent Director on the Board of Directors of the company and the State Bank and Trust Company (“State Bank”). Mr. Helberg’s term as a Director will expire at the annual meeting of shareholders in 2018.

Mr. Helberg has been very active in a variety of civic and business activities, including serving as a member of State Bank’s Toledo Advisory Board since 2013. Helberg practices real estate law with Liebenthal, Podolsky & Levine, Ltd., and Tom is active as the manager and principal of Bellevue Investors Company, LLC, a commercial real estate development and investment company. Tom is a member of the Ohio State, Toledo and American Bar Associations. He is also a member of the Toledo Hospital Foundation Board and is a member of the Sylvania Township Board of Zoning Appeals.

The Company’s Board of Directors has determined that Mr. Helberg and his immediate family members do not have and have not had any relationships or transactions (and no such relationships or transactions are presently expected) with the Company or any of the Company’s subsidiaries, either directly or indirectly, that (a) would be inconsistent with the determination that Mr. Helberg satisfies the independence standards of the Securities and Exchange Commission (“SEC”), including Rule 10A-3 under the securities Act of 1934, as amended or (b) would require disclosure under Item 404(a) of SEC Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on February 21, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: February 21, 2018	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K

Dated February 21, 2018

SB Financial Group, Inc.

Exhibit No.	Description
99.1	Press Release issued by SB Financial Group, Inc. on February 21, 2018

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